SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

October 12, 2005

Date of Report (date of earliest event reported)

NOTIFY TECHNOLOGY CORPORATION

(Exact name of Registrant as specified in its charter)

California	000-23025	77-0382248
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1054 S. De Anza Blvd., Suite 105

San Jose, CA 95129

(Address of principal executive offices)

(408) 777-7920

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – Matters Related to Accountants and Financial Statements

ITEM 4.01 Changes in Registrant’s Certifying Accountant

On October 12, 2005, Burr, Pilger & Mayer LLP (“BPM”) was dismissed as the independent registered public accounting firm for Notify Technology Corporation (the “Company”). The decision to dismiss BPM was approved by the Audit Committee of the Board of Directors and by the Board of Directors.

BPM’s reports on the Company’s financial statements for the two fiscal years ended September 30, 2004 and 2003, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles; however, BPM’s reports on the Company’s financial statements for the fiscal years ended September 30, 2004 and 2003, did contain an explanatory paragraph expressing substantial doubt regarding the Company’s ability to continue as a going concern. No report on the Company’s financial statements for the fiscal year ended September 30, 2005 has been issued to date.

During the Company’s two most recent fiscal years ended September 30, 2005 and 2004, and through October 12, 2005, there were no disagreements between the Company and BPM on any manner of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BPM, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Company’s financial statements for such years.

None of the reportable events described under Item 304(a)(1)(iv)(B) of Regulation S-B occurred within the two most recent fiscal years of the Company ended September 30, 2005 and 2004, or within the interim period through October 12, 2005.

The Company provided BPM with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested BPM to furnish a letter addressed to the SEC stating whether it agrees with the statements made above. Attached, as Exhibit 16 is a copy of BPM’s letter to the SEC, dated October 18, 2005 stating its agreement with such statements.

On October 16, 2005 L.L. Bradford & Company LLC (“Bradford”) was appointed as the new independent registered public accounting firm for the Company. The decision to appoint Bradford was approved by the Audit Committee of the Board of Directors and by the Board of Directors. During the Company’s two most recent fiscal years ended September 30, 2005 and 2004, and through October 15, 2005, neither the Company nor anyone acting on its behalf consulted with Bradford regarding any matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

SECTION 9 – Financial Statements and Exhibits

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 16	Letter from Burr, Pilger & Mayer LLP to the Securities Exchange Commission dated October 18, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 2005

NOTIFY TECHNOLOGY CORPORATION

By:	/s/ Gerald W. Rice
Gerald W. Rice, Chief Financial Officer

SECTION 9 – Financial Statements and Exhibits

ITEM 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
16	Letter from Burr, Pilger & Mayer LLP to the Securities Exchange Commission dated October 18, 2005